UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  February 24, 2006

BREK ENERGY CORPORATION
(Exact name of registrant as specified in its chapter)

Nevada	000-27753	98-0206979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
346 Kensington High Street, London, United Kingdom		W14 8NS
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 011-44-20-7471-9898

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Previous independent accountants

(i)	On February 21, 2006, Hall & Company Certified Public Accountants, Inc. resigned as the independent accountants of Brek Energy Corporation.
(ii)
The reports of Hall & Company Certified Public Accountants, Inc. on the financial statements for the two fiscal years ended December 31, 2004 and 2003, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty or audit scope.

(iii)
Brek Energy Corporation’s Audit Committee and Board of Directors participated in and approved the change in independent registered public accounting firms as of February 21, 2006. As of that date, Hall & Company Certified Public Accountants, Inc. was dismissed and the new independent registered public accounting firm was engaged.

(iv)
In connection with its audits for the fiscal years December 31, 2004 and 2003, and through February 21, 2006, Hall & Company, CPAs, Inc. has never had nor anticipates having, nor during the two most recent years or any subsequent interim period preceding the date of the change, any disagreements with the independent registered public accounting firm on matters of accounting, financial disclosure, accounting principles or practices, or auditing scope or procedure; nor has any principal accountant, currently or in past recent years, resigned or declined to stand for re-election.

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(b)	New independent accountants

Brek Energy Corporation engaged Mendoza Berger & Company, L.L.P. as its new independent accountants as of February 21, 2006. During the two years ended December 31, 2004 and 2003 and through February 21, 2006, Brek Energy Corporation has not consulted with Mendoza Berger & Company, L.L.P. prior to engagement on any specific accounting matter either completed or proposed.

Brek Energy Corporation has elected to remain with their current audit engagement partner, who has changed independent registered public accounting firms. Management is pleased with the audit engagement partner’s past services and thinks the audit engagement partner’s familiarity with the Company’s activities from inception merits the transition to the new firm.

Item 9. Financial Statements and Exhibits.

Exhibit	Description
16	Letter to Securities and Exchange Commission dated February 24, 2006 from Hall & Company Certified Public Accountants, Inc. regarding change in certifying accountant	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Brek Energy Corporation has caused this report to be signed on its behalf by the undersigned duly authorized person.

BREK ENERGY CORPORATION

Dated: February 24, 2006                       By: /s/ Richard N. Jeffs
Richard N. Jeffs - CEO & President

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Exhibit 16

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16140 SAND CANYON AVE., SUITE 100
IRVINE, CALIFORNIA 92618
HALL&COMPANY Certified Public Accountants, Inc. (949) 910-HALL (4255)
 TAX, FINANCIAL AND MANAGEMENT CONSULTING SERVICES FAX (949) 910-4256

February 23, 2006

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We have read the statements made by Brek Energy Corporation, which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of the Form 8-K of Brek Energy Corporation dated February 24, 2006. We agree with the statements concerning our Firm in such Form 8-K.

Sincerely,

/s/ Hall & Company
Hall & Company

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